UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 28, 2024

Universal Biosensors, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-52607	98-0424072
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Corporate Avenue Rowville, 3178, Victoria Australia	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

+61 3 9213 9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement.

On February 28, 2024, Universal Biosensors, Inc. (the “Company”) entered into a binding equity underwriting term sheet (the “Underwriting Term Sheet”) with an underwriter named in the Underwriting Term Sheet (the “Underwriter”), whereby the Underwriter has agreed to fully underwrite a A$10 million pro rata non-renounceable entitlement offer to eligible existing holders of CHESS Depositary Interests (“CDIs”), each of which represents a beneficial interest of one (1) fully paid share of the Company’s common stock, par value US$0.0001 per share (the “Entitlement Offer”). The Entitlement Offer would provide for the issue of CDIs at A$0.15 per CDI (the “Offer Price”) (subject to repricing under certain circumstances) and would provide that for each CDI acquired, the Company would issue to the purchaser one option (expiring 3 years from the date of issue) to acquire CDIs for the exercise price of A$0.20 per CDI (the “Options” and together with CDIs offered in the Entitlement Offer, the “Securities”). Upon exercise of an Option, the optionholder is entitled to one CDI for each Option exercised.  Subject to approval of the Australian Securities Exchange (“ASX”), it is expected that the Options will be listed on the ASX.  If the Entitlement Offer is consummated, the Company has agreed, subject to the approval of the stockholders of the Company, to issue to the Underwriter up to 13,849,567 options on the same terms as the Options (“Underwriter Options”) in lieu of cash compensation (the value of which represents approximately 5% of the underwritten amount of A$10 million) (provided that if the Underwriter Options are not issued to the Underwriter, the Company will pay the Underwriter cash consideration equal to 6% of the underwritten amount, or A$600,000). The obligations of the Underwriter to underwrite the Entitlement Offer is subject to multiple conditions, including but not limited to, the negotiation and execution of a definitive underwriting agreement with the Underwriter, regulatory approval, certain approvals of the Company’s stockholders required by the rules of the ASX, and the approval by the Company’s stockholders of an amendment of the Company’s certificate of incorporation to increase the number of authorized shares of the Company’s common stock. There is no guarantee that these or other required conditions will be waived or met, and there is no guarantee that the Entitlement Offer will occur upon the above terms or at all.

The foregoing description of the Underwriting Term Sheet is qualified in its entirety by reference to the complete terms and conditions of the Underwriting Term Sheet, which the Company expects to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2024.

Not an Offer or Sale. Ineligible Securityholders

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the Securities or the Underwriter Options, nor shall there be any offer or sale of the Securities or the Underwriter Options in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

The issuances of Securities and the Underwriter Options will be made in reliance upon the exemption from registration contained in Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”) by the Securities and Exchange Commission (the “SEC”). The issuance of the Underwriter Options to the Underwriter, if any, will be made in reliance upon the exemption from registration afforded by Regulation S and/or Section 4(a)(2) of the Securities Act.

No securityholders of the Company with a registered address in the United States, or who are, or who are acting for the benefit of, U.S. Persons (as such term is defined in Regulation S promulgated under the the Securities Act) are invited or will be permitted to participate in the Entitlement Offer or purchase Securities. The Company will instute procedures to prevent any person who is, or who is acting on behalf of or for the benefit of, a U.S. Person, from purchasing Securities, the Underwriter Options or any other securities offered or sold in the Entitlement Offer.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this current report that are not based on historical fact are “forward-looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might,” “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address the development of the events including but not limited to the Company’s closing of the Entitlement Offer, issuance of Securities and the Underwriter Options, and anticipation of certain behavior of stockholders that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this current report on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties, which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including, but not limited to, the following: the ability of the Company to obtain  necessary regulatory approvals, the ability of the Company to obtain stockholder approval for the issuance of Securities and the Underwriter Options, volatility of the trading price of the Company’s common stock, the ability of the Company and the Underwriter to enter into the underwriting agreement on mutually acceptable terms, or the occurrence of any other risks, including any event, change or other circumstances that could give rise to the termination of the Underwriting Term Sheet or otherwise prevent the Entitlement Offer or any part thereof from completion. The Company urges you to consider those risks and uncertainties in evaluating its forward-looking statements. Readers are cautioned to not place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in its expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Additional Information and Where to Find It

In connection with the anticipated Entitlement Offer, the Company intends to file with the SEC a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of the Company as of a record date in advance of the special meeting relating to the matters to be voted upon in connection with the Entitlement Offer. This current report is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. The Company urges investors, stockholders, and other interested persons to read, when available, the definitive proxy statement, as well as other documents filed with or furnished to the SEC, because these documents will contain important information in connection with the proposals related to the Entitlement Offer. The Company’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to the Company Secretary at 1 Corporate Avenue, Rowville VIC 3178 or e-mail: companysecretary@universalbiosensors.com. These documents, once available, can also be obtained, without charge, at the SEC’s website (http://www.sec.gov).

Participants in Solicitation

This current report does not constitute a solicitation of a proxy, an offer to purchase, or a solicitation of an offer to sell any securities. The Company and its respective directors, executive officers, and other members of their management and employees, including John Sharman (Chief Executive Officer), Salesh Balak (Chief Financial Officer), and the company’s directors — Craig Coleman, Judith Smith, David Hoey, and Graham McLean — under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the Entitlement Offer and related proposals to the Company’s stockholders. Investors and security holders may obtain more detailed information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, under the captions “Management of the Company,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Transactions” of the Company’s proxy statement for the 2023 annual meeting filed with the SEC on April 7, 2023 (the “2023 Proxy Statement”). To the extent that the Company’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2023 Proxy Statement, such transactions have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which, as of the date of this current report are comprised of:

(i)	Form 4 filed with the SEC by Salesh Balak on April 27, 2023;

(ii)	Form 4 filed with the SEC by David Hoey on August 21, 2023;

(iii)	Form 4 filed with the SEC by Craig Coleman on September 13, 2023;

(iv)	Form 4 filed with the SEC by Graham McLean on December 11, 2023; and

(v)	Form 4 filed with the SEC by Salesh Balak on February 28, 2024.

Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the definitive proxy statement for the Company’s special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the proposals in connection with the Entitlement Offer when such documents become available. These documents can be obtained free of charge from the sources indicated above under the caption “Additional Information and Where to Find It.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL BIOSENSORS, INC.

Date: March 5, 2024	By:	/s/ Salesh Balak
Salesh Balak
Chief Financial Officer

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